Exhibit 21
LUMEN TECHNOLOGIES, INC.
SUBSIDIARIES OF THE REGISTRANT
AS OF December 31, 2025

Subsidiary	State of incorporation or formation
Century Cellunet International, Inc.	Louisiana
Cellunet of India Limited	Mauritius
Century Telephone of West Virginia, Inc.	West Virginia
Lumen Clarke M. Williams Foundation	Colorado
CenturyLink Communications, LLC	Delaware
Boxgate Holdings, LLC	Delaware
ELASTICBOX INC., SUCURSAL EN ESPAÑA	Spain
Q Fiber, LLC	Delaware
Alloy TargetCo 1, LLC	Delaware
Qwest International Services Corporation	Delaware
Qwest Transoceanic, Inc.	Delaware
SEAL Consulting, Inc.	New Jersey
Lumen Technologies Philippines, Inc.	Philippines
Lumen Technology Services Taiwan Limited	Taiwan
Lumen Technologies Hong Kong Limited	Hong Kong
Lumen Technologies Colocation Hong Kong Limited	Hong Kong
Lumen Technologies Services (Shanghai) Co., Ltd.	China
Digital Savvis HK JV Limited	British VI
Digital Savvis HK Holding 1 Limited	British VI
Digital Savvis Investment Management HK Limited	Hong Kong
Digital Savvis Management Subsidiary Limited	Hong Kong
Lumen Technologies Services Malaysia Sdn. Bhd	Malaysia
Lumen Technologies (Thailand) Limited	Thailand
CenturyLink Canada, Inc.	Canada
SAVVIS Communications Chile, S.A.	Chile
SAVVIS Federal Systems, Inc.	Delaware
SAVVIS Communications International, Inc.	Delaware
Lumen Technologies Korea Limited	Korea
SAVVIS Communications Private Limited	India
SAVVIS Mexico, S.A. de C.V.	Mexico
CenturyTel Broadband Wireless, LLC	Louisiana
Qwest Broadband Services, Inc.	Delaware
CenturyTel of Chester, Inc.	Iowa
CenturyTel Holdings, Inc.	Louisiana
CenturyTel Arkansas Holdings, Inc.	Arkansas
CenturyTel Holdings Alabama, Inc.	Alabama
CenturyTel Holdings Missouri, Inc.	Missouri
CenturyTel of the Northwest, Inc.	Washington
CenturyTel of Colorado, Inc.	Colorado
CenturyTel of Eagle, Inc.	Colorado

Subsidiary	State of incorporation or formation
CenturyTel of Eastern Oregon, Inc.	Oregon
CenturyTel Entertainment, Inc.	Washington
CenturyTel of the Gem State, Inc.	Idaho
CenturyTel of Inter Island, Inc.	Washington
CenturyTel of Minnesota, Inc.	Minnesota
CenturyTel of Montana, Inc.	Oregon
CenturyTel of Oregon, Inc.	Oregon
CenturyTel of Cowiche, Inc.	Washington
CenturyTel of Postville, Inc.	Iowa
CenturyTel of the Southwest, Inc.	New Mexico
CenturyTel Telephone Utilities, Inc.	Washington
CenturyTel of Washington, Inc.	Washington
CenturyTel/WORLDVOX, Inc.	Oregon
CenturyTel of Wyoming, Inc.	Wyoming
Pacific Telecom, Inc. (Shell)	Oregon
Universal Manufacturing Corp.	Wisconsin
CenturyLink of Minnesota, Inc.	Minnesota
Alloy TargetCo 3, LLC	Delaware
CenturyLink of Florida, Inc.	Florida
Alloy TargetCo 5, LLC	Delaware
CenturyLink Management Company	Delaware
CenturyLink Network Company, LLC	Delaware
CenturyLink of Nevada, LLC	Delaware
Alloy TargetCo 4, LLC	Delaware
CenturyLink Intellectual Property LLC	Delaware
CenturyLink Sales Solutions, Inc.	Delaware
United Telephone Company of the Northwest	Oregon
United Telephone Company of the West	Delaware
CenturyTel of Idaho, Inc.	Delaware
CenturyTel Internet Holdings, Inc.	Louisiana
CenturyTel Investments, LLC	Louisiana
CenturyTel SM Telecorp, Inc.	Texas
CenturyTel Telecommunications, Inc.	Texas
Lumen Technologies Service Group, LLC	Louisiana
CenturyTel Supply Group, Inc.	Louisiana
Qwest Communications International Inc.	Delaware
Qwest Capital Funding, Inc.	Colorado
Qwest Services Corporation	Colorado
CenturyLink Investment Management Company	Colorado
Qwest Corporation	Colorado
1200 Landmark Center Condominium Association, Inc.	Nebraska
Qwest India Holdings, LLC	Delaware
Lumen IT India Private Limited	India
Seal Infotech Private Limited	India

Subsidiary	State of incorporation or formation
The El Paso County Telephone Company	Colorado
49 Percent Qwest Sub 1, LLC	Delaware
49 Percent Qwest Sub 2, LLC	Delaware
Alloy TargetCo 2, LLC	Delaware
Qwest Dex Holdings, Inc.	Delaware
Lumen Technologies Government Solutions, Inc.	Colorado
Qwest Wireless, L.L.C.	Delaware
TelUSA Holdings, LLC	Delaware
Telephone USA of Wisconsin, LLC	Delaware
Western Re, Inc.	Louisiana
Wildcat Holdco LLC	Delaware
Level 3 Parent, LLC	Delaware
Legend Circle Holdings, Inc.	Delaware
Eldorado Acquisition Two, Inc.	Delaware
Level 3 Financing, Inc.	Delaware
Streamroot, Inc.	Delaware
Streamroot SAS	France
Level 3 Holdings, Inc.	Delaware
Continental Holdings, Inc.	Wyoming
KMI Continental Lignite, Inc.	Delaware
Continental Level 3, Inc.	Delaware
Continental Mineral Sales, Inc.	Delaware
CCC Canada Holding, Inc.	Delaware
AmSoft Information Services Limited	Mauritius
Level 3 International Services, Inc.	Delaware
BTE Equipment, LLC	Delaware
Level 3 Communications Canada Co.	Nova Scotia
Level 3 Communications, LLC	Delaware
Level 3 Communications of Virginia, Inc.	Virginia
XCOM Technologies of New York, Inc.	New York
IP Networks, Inc.	Delaware
TelCove Operations, LLC	Delaware
TelCove of Pennsylvania, LLC	Delaware
WilTel Communications (Cayman) Limited	Cayman Islands
WilTel International Telecom (Chile) Limited	Cayman Islands
Williams Comunicaciones Chile Limitada	Chile
WilTel Communications Network, Inc.	Canada
WilTel Communications, LLC	Delaware
WilTel Communications Pty Limited	Australia
Vyvx, LLC	Delaware
Broadwing, LLC	Delaware
Broadwing Communications, LLC	Delaware
Corvis Gratings Company	Nova Scotia, Canada
Corvis Canada Inc.	Quebec, Canada

Subsidiary	State of incorporation or formation
Global Crossing North American Holdings, Inc.	Delaware
Global Crossing North America, Inc.	New York
Global Crossing Telecommunications, Inc.	Michigan
Global Crossing Local Services, Inc.	Michigan
Lumen Technologies Puerto Rico, LLC	Puerto Rico
Lumen Technologies St. Croix, LLC	US Virgin Islands
Level 3 Enhanced Services, LLC	Delaware
Level 3 Telecom, LLC	Delaware
Level 3 Telecom Holdings, LLC	Delaware
Level 3 Telecom Data Services, LLC	Delaware
Level 3 Telecom of Arizona, LLC	Delaware
Level 3 Telecom of Colorado, LLC	Delaware
Level 3 Telecom of Idaho, LLC	Delaware
Level 3 Telecom of Illinois, LLC	Delaware
Level 3 Telecom of Iowa, LLC	Delaware
Level 3 Telecom of Minnesota, LLC	Delaware
Level 3 Telecom of New Mexico, LLC	Delaware
Level 3 Telecom of Ohio, LLC	Delaware
Level 3 Telecom of Oregon, LLC	Delaware
Level 3 Telecom of South Carolina, LLC	Delaware
Level 3 Telecom of Tennessee, LLC	Delaware
Level 3 Telecom of Texas, LLC	Delaware
Level 3 Telecom of Utah, LLC	Delaware
Level 3 Telecom of Washington, LLC	Delaware
Level 3 Telecom Management Co., LLC	Delaware
Xspedius Management Co. International, LLC	Delaware
Level 3 Telecom of Alabama, LLC	Delaware
Level 3 Telecom of Arkansas, LLC	Delaware
Level 3 Telecom of DC, LLC	Delaware
Level 3 Telecom of Kansas City, LLC	Delaware
Level 3 Telecom of Kentucky, LLC	Kentucky
Level 3 Telecom of Louisiana, LLC	Delaware
Level 3 Telecom of Maryland, LLC	Delaware
Level 3 Telecom of Mississippi, LLC	Delaware
Level 3 Telecom of Nevada, LLC	Delaware
Level 3 Telecom of Oklahoma, LLC	Delaware
Level 3 Telecom of Virginia, LLC	Virginia
Level 3 Telecom Holdings II, LLC	Delaware
Level 3 Telecom, LP	Delaware
Level 3 Telecom of California, LP	Delaware
Level 3 Telecom of Florida, LP	Delaware
Level 3 Telecom of Georgia, LP	Delaware
Level 3 Telecom of Hawaii, LP	Delaware
Level 3 Telecom of Indiana, LP	Delaware

Subsidiary	State of incorporation or formation
Level 3 Telecom of New Jersey, LP	Delaware
Level 3 Telecom of New York, LP	Delaware
Level 3 Telecom of North Carolina, LP	Delaware
Level 3 Telecom of Wisconsin, LP	Delaware
Level 3 Asia, Inc.	Delaware
Level 3 Communications (Asia Pacific) Ltd.	Hong Kong
Level 3 International, Inc.	Delaware
Level 3 CDN International, Inc.	Delaware
Lumen Technologies New Zealand Limited	New Zealand
Lumen Technologies APAC Holdings Limited	United Kingdom
Level 3 Communications Australia Pty Ltd	Australia
Level 3 Communications Hong Kong Limited	Hong Kong
Lumen Communications India Private Limited	India
Lumen Technologies Asia Pacific Holdings Limited	Hong Kong
Lumen Technologies Australia Pty Ltd	Australia
Lumen Technologies Japan KK	Japan
Level 3 Communications Japan KK	Japan
Qwest Communications Korea, Limited	Korea
Qwest Hong Kong Telecommunications, Limited	Hong Kong
Lumen Technologies Singapore Pte. Ltd.	Singapore
Qwest Taiwan Telecommunications, Limited	Taiwan
Lumen Technologies Europe Holdings Limited	United Kingdom
Lumen Technologies CDN Ireland Limited	Ireland
Lumen Technologies Solutions UK Limited	United Kingdom
Lumen Technologies Solutions Poland S.P. Z.O.O.	Poland